August 1, 2016

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
- Dreyfus Institutional Preferred Money Market Fund

Supplement to Administrative Shares and Participant Shares Summary and Statutory Prospectuses
dated August 1, 2016

Neither Administrative shares nor Participant shares currently are being offered. Administrative shares and Participant shares will be offered commencing on or about August 26, 2016, if shareholders of Dreyfus Institutional Cash Advantage Fund approve, at a Special Meeting of Shareholders of such fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Dreyfus Institutional Cash Advantage Fund to Dreyfus Institutional Preferred Money Market Fund.

4034-4035STK0816